Visteon Corporation Creating and Delivering Value May 30, 2013 Exhibit 99.1 Our Family of Businesses Electronics Interiors Yanfeng Visteon

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of
1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to,
Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update.  New business wins and re-wins do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates.
conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, and in particular Ford's and Hyundai-Kia’s vehicle production volumes, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest;
our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms;
our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated;
our ability to satisfy pension and other post-employment benefit obligations;
our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis;
general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-
employment benefit obligations;
increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and
those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended
December 31, 2012).
Forward-Looking Information

Because not all companies use identical calculations, Adjusted Gross Margin, Adjusted
SG&A, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, Free Cash Flow and
Adjusted Free Cash Flow used throughout this presentation may not be comparable to other similarly titled measures of other companies.
In order to provide the forward-looking non-GAAP financial measures for full-year 2013, the
Company is providing reconciliations to the most directly comparable GAAP financial measures on the subsequent slides.  The provision of these comparable GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.
Use of Non-GAAP Financial Information

Today We Will …
Present Visteon at a glance
Review 2012 and 2013 YTD key accomplishments
Provide overview of Halla Visteon Climate Control (HVCC)
Offer insight on Yanfeng Visteon
Highlight Visteon Electronics
Review 2013 full-year guidance

Overview Key Businesses
Visteon in Summary

(1) Includes all non-consolidated joint ventures.  For Yanfeng Visteon sales, includes full year of Yanfeng seating sales as well as full year of Yanfeng Exterior and Safety sales.
Global auto supplier of
climate, electronics and
interiors products
Worldwide manufacturing /
engineering footprint with
emphasis on low-cost regions
Strategically positioned to
capitalize on emerging-
market growth
2012 sales:
$6.9 billion consolidated
$15.4 billion including JVs
(1)
$4.3 Billion
Climate
HVAC Systems
Powertrain Cooling
EV & Hybrid Battery Cooling
Compressors
Fluid Transport
Interiors
Cockpit Modules
Instrument Panels
Consoles
Door Trim
Electronics
Audio and Infotainment
Information and Controls
Vehicle Electronics
$1.3 Billion
$1.4 Billion
2012 Sales
Yanfeng Visteon
Interiors
Electronics
Seating
Exteriors
Safety
$7.0 Billion
Non-Consolidated

Visteon’s Progression to an Asia-Centric Business

Asia Sales as Percentage of Visteon Total Sales
Bold Transformation from U.S.-Centric Company with One Major Customer
To Predominantly Asia-Based, Multi-Customer Global Enterprise
17%
29%
33%
39%
48%
56%
61%
71%
12%
22%
26%
30%
34%
40%
42%
44%
2005 2006 2007 2008 2009 2010 2011 2012
Including Non-Consolidated Operations Consolidated

Visteon’s Strategic Plan –
Leveraging The Value of Optionality
Visteon
Climate
Yanfeng
Visteon
70% 100%
50% 100%
100%
Visteon
Interiors
Visteon
Electronics
Contribute Visteon Climate to HCC for cash
Establishes “Halla Visteon Climate Control”
(HVCC) as single consolidated climate entity
with leadership of all global climate operations
Consolidation of these two operations into one
has been a major customer request
Headquartered in Korea with global customer
presence and Korean leadership supported by
international management team
Visteon remains equity holder (70%) in HVCC
Transfer limited SG&A and operating resources to
make business globally self-capable
Remains non-core
Continue to pursue
options
Interiors will be
exited at a time
when value
objectives are met
#5 global market
position
Significant integration
and technology
synergies with YFVE
Focused on
optimizing global
scale and ownership
YFV
Electronics
60%
40%
YFV and affiliated
Yanfeng Visteon
Electronics represent a
dynamic marriage of
global presence with
Asian-centric power,
low-cost operations and
technological prowess
Core YFV business is
Interiors, which is non-
core to Visteon
Uncover value for
Visteon shareholders
Comprehensive Plan to Create Value for Visteon Stakeholders
Corporate Right-sizing
Minimal footprint
Staff businesses with lean and only “necessary” support

Achievements in 2012
Announced and implemented strategic plan to create value for stakeholders
Initiated $100 million restructuring program to further reduce fixed-cost structure, right-size operations and address underperforming assets
Completed several value-creating strategic and financial actions
Closed Cadiz plant in Spain
Sold Grace Lake Corporate Center
Divested Lighting operations
Sold R-TEK Interiors joint venture
Announced transaction to combine Visteon Climate w/ Halla
Concluded lump-sum pension buyout offer, used $301 million
in pension assets to reduce PBO by $411 million
Redeemed $50 million of bonds
Repurchased $50 million of stock
Visteon Continues to Lay the Groundwork for Shareholder Value Enhancement

February
April
August
August
September
November
December
December

2012 New Business Wins
(Dollars in Millions)
During 2012, Visteon was Awarded Approximately $1 Billion of Net New Business,
Which Will Launch During the Next Five Years
Climate
60%
Interiors
5%
Electronics
35%
Climate
67%
Electronics
13%
Interiors
20%
Electronics
48%
Interiors
15%
Climate
37%
Incremental New
Business Wins
Re-Wins Lost Business
$750
2012
2012
2012
$450
($210)

Healthy Backlog Fuels Growth
Visteon’s $800 Million Net Backlog Will Launch During the Next Three Years
and is Forecasted to Drive Sales Growth to $8.2 Billion by 2015

Visteon Sales and Net Backlog
Net backlog:
incremental new business net of lost business that will launch during the next three years
$6.9B
$7.4B
Base
Including
Volume,
Currency,
Pricing
Net Backlog
Addt’l Net
Backlog
Base
Including
Volume,
Currency,
Pricing
$0.8B
Total Net
Backlog
Incremental new business includes 2012 wins as well as wins recognized in previous years

Sharpening Focus on Fixed-Cost Reduction Actions
Initiative Under Way to Reduce Visteon Fixed Costs

Visteon announced during its third quarter 2012 earnings call a focused plan to further reduce fixed costs
– “Fixed costs” include SG&A costs excluding incentive compensation expense and certain
Cost of Goods Sold including information technology costs and other costs supporting engineering staff
On track to achieve 2013 fixed costs reduction of 5%
– Targeting significant savings related to Information Technology costs, North American headcount (down 6% since 2012 year-end), and reduced global executive leadership
(reduced 30% since 2012 year-end)
Savings will drive additional year-over-year improvement in 2014, our goal for savings beyond 2013 is an additional $30-$70 million
Note: SG&A costs in total may fluctuate year-to-year related to incentive compensation expense, currency, and costs related to the HVCC transition.  SG&A costs as a percent of sales will show year-over-year improvement.
Fixed-Cost Reduction Plan

Actions Taken in 2013
Strong market / customer acceptance
HVCC stock trading at record highs
–
Visteon 70% stake increased by approximately $10 per Visteon share since January 1, 2013 to approximately $42 per Visteon share
Targeting year-over-year improvement in 2013
–
Launching $800 million three-year net order book (2013-2015)
–
Q1 2013 sales up 8% Y/Y; Adjusted EBITDA up 19% Y/Y
–
On track to achieve 2013 announced 5% fixed costs
(1)
reduction
N. America admin staff headcount down 6% since year end
Global executive leadership reduced by 30% since year end
Cash residing at U.S. parent improved
–
3/31/13: $384 million
–
12/31/12: $278 million
Implemented HVCC
Consolidation of Climate Ops
into 70%-Owned Halla JV
Announced 2013
Full-Year Guidance
Adjusted EBITDA Up $42M vs.
2012 on Comparable Basis
Incremental Cash
at Parent
Approved Additional
$250M Share Buyback
Over Two-Year Period
Acquired 50% of commitment ($125 million) since January 1, 2013
2.2 million reduction to shares (~ 4% of shares outstanding)
Visteon Has Undertaken Significant Value-Creation Steps in 2013
as We Continue to Deliver on Our Strategic Plan
(1) Include SG&A costs (ex. incentive compensation expenses) as well as certain fixed costs included in COGS, primarily IT-related.

May 30, 2013 Halla Visteon Climate Control (HVCC) Yanfeng Visteon Electronics Interiors Our Family of Businesses

A Valuable Organization
HVCC Overview

Overview
By Customer By Region
2012 Sales Breakdown 2012 Climate Global Market Share
(2)
(1) Represents new business, net of lost business.
(2) IHS unconsolidated unit share.
3-Year Backlog
(1)
#2 climate player globally
World-class product and technology portfolio
One of only two “full-line” suppliers
Strong growth profile with $700 million backlog
Experienced leadership team with strong track record
– YH Park (CEO) with Halla since formation in 1986
Extensive M&A experience and integration success
HVCC
13%
Denso
23%
Valeo
12%
Delphi
7%
Behr
10%
Calsonic 5%
Other
24%
Modine 2%
Sanden 4%
#2 Global
Climate Player,
with 13%
Market Share
2013E 2014E 2015E 3-Year
Backlog
$700 Million
AP
59%
EU
23%
NA
18%
Other
17%
Ford
23%
Hyundai /
Kia
54%
Chrysler 1%
Suzuki 2%
VW 2%
Mazda 2%

HVCC Order Book
15% Historical Sales CAGR –
Strong Backlog, Higher Volumes and Currency Drive 7% Forecasted Sales CAGR
Post                Transaction
(Dollars in Millions)
Note: 2006-2009 financials are based on Korean GAAP.  2010-2012 financials are based on Korean IFRS.
HVCC Sales
$1,406
$2,028
$1,994
$1,788
$2,511
$2,981
$3,275
2006 2007 2008 2009 2010 2011 2012
2012 2015E

Page 16 Page 16
HVCC Transaction/Integration Success
HVCC’s Stock Price Has Increased to Over KRW 33,000 / Share –
Up 227% Since 2005
Revenue increased by 16%
annually
Operating profits improved by ~$120
million over the period
Leveraged HVCC fixed costs
SGA decreased from 2.0% of
sales in 2006 to 1.7% in 2012
Engineering decreased from
3.0% of sales in 2006 to 1.7% in
2012
Increased customer diversification
Non-HMG sales increased by
$383 million since 2006
Quality (PPM) improved by 37%
Safety (LTCR) improved by 60%
Key Benefits of 2006-2012 Transactions Transaction / Integration Experience and Success
Halla Stock Price Performance
HVCC has considerable acquisition / integration
experience
From 2006-2012, acquired or increased
ownership in 11 operations (9 from Visteon)
Added $1.1 billion in revenue and 4,700
employees (at time of acquisitions)
HVCC transaction completed in compressed time
Day 1 activities: no customer interruptions
Integration proceeding on track

Page 17 Page 17
HVCC 2013 YTD Stock Price Performance
HVCC Share Price Up 40% Since Beginning of 2013
HVCC Stock Price Performance
HVCC
+39.8%
S&P 500
+13.5%
Visteon
+18.5%
Auto Supplier Index
(1)
+26.6%
Note: Stock price performance from January 2, 2013 through May 28, 2013; ThomsonONE.
(1) Includes BorgWarner, Continental, Delphi, Denso, Faurecia, Federal-Mogul, Johnson Controls, Lear, Meritor, Tenneco, TRW and Valeo.
85%
95%
105%
115%
125%
135%
Jan 2013 Feb 2013 Mar 2013 Apr 2013 May 2013
HVCC Visteon S&P 500 Auto Supplier Index

May 30, 2013 Yanfeng Visteon (YFV) Yanfeng Visteon Electronics Interiors Our Family of Businesses

YFV Today
50% / 50% joint venture between
Visteon / HASCO (SAIC) in China,
established in 1994
One of the largest auto suppliers in
China with five primary businesses
– Interiors, electronics, seating,
exteriors and safety
SVW, SGM and SAIC represent
about 66% of sales; export 7%
102 facilities and 30,800 employees
2012 total revenues of $7.2 billion
By Customer
SVW
33%
SGM/GM 29%
SAIC 4%
Export
7%
Other 5%
CAFM 6%
COEM 5%
JP/KR 8%
Other Biz 3%
By Product
Overview 2012 Sales Breakdown
Interiors
43%
Seating
39%
Electronics
8%
Exterior
6%
Safety
4%
Tooling
1%

Five YFV Businesses: Strong Technical Capabilities
Cockpit
Instrument panels
Door panels
Console
Interior System
Driver
information
Entertainment
Controls
Electronic System
Seats
Trim covers
Mechanisms
Foam pads
Seating System
Bumpers
Body trim
Rear closures
Fenders
Exterior System
Steering wheels
Air bags
Seat belts
Safety System
Full-service
supplier (from styling
to production)
System integration
World-class testing
facilities
Globally integrated
technical centers
Safety testing
Acoustic and NVH
testing
Full design / engin.
capability
Advanced application
software
World-class testing
facilities
Structure design
CAE verification
New tech center
under construction
R&D / product
engineering
Crash simulation
Lifecycle testing
759
Engineers
501
Engineers
473
Engineers
285
Engineers
230
Engineers

21
YFV Global Footprint
Extensive Footprint: 102 Facilities with 30,800 Employees
Changchun
Xuzhou
Shaoxing
Wuhan
Guangzhou
Yancheng
Liuzhou
Shanghai
Beijing
Shenyang
Yantai
Yizheng
Wuhu
Hefei
Nanjing
Taizhou
Nantong
Fuzhou
Chongqing
Chengdu
Ningbo
Michigan, USA
Ruesselsheim, Germany
Kalol, India
Dalian
Zhuzhou
Zhengzhou
Cixi
Dongguan
Changsha
Shi‘yan
Hangzhou
Baotou
Baoding
Langfang

YFV’s Robust Historical Growth
(1) Non-U.S. GAAP figure.  Represents People’s Republic of China GAAP sales.
YFV Group Total Sales
(1)
29% Sales CAGR Since 2002
4.1
7.0 7.0
7.9
11.4
14.7
15.6
22.2
35.8
40.3
45.2
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
(RMB in Billions)

A Solid Outlook
YFV’s 2013 Outlook
Total
Sales
Double-Digit
Growth
Sales expected to increase by $1.2 billion, driven by:
Double-digit, year-over-year growth in Interiors, Seating, Exterior and
Safety, as well as solid growth for Electronics
Strong domestic sales, partially offset by weakness in exports
Growing SVW, SGM and SAIC sales
EBITDA
Double-Digit
Growth
EBITDA increase reflects:
Higher volumes and launch of significant new business, offset by:
• Higher engineering costs to support new programs
• Business mix changes and competitive market pressures
• Costs related to new plant launches across all businesses
Net
Income
Solid
Growth
Net income reflects strong EBITDA growth, offset by:
Increase in D&A related to spending at several facilities, including 35 new or expanded production facilities, that will generate strong sales and earnings growth in future years
Increase in interest related to cash needs to fund investments
Higher taxes driven by higher tax rates for certain entities
2013 Outlook

May 30, 2013 Visteon Electronics Yanfeng Visteon Electronics Interiors Our Family of Businesses

Visteon Combined Electronics Evolution

Cockpit Electronics Has Been a Significant Growth Business Since 2009
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Vehicle Electronics Cockpit Non -Consol Cockpit Consol
Combined Product Revenues
Consolidated + Non-Consolidated

May 30, 2013 2013 Full-Year Guidance Yanfeng Visteon Electronics Interiors Our Family of Businesses

2013 Guidance
2013 Guidance
Product Sales $7.3 B - $7.5 B
Adjusted EBITDA $620 M - $660 M
Free Cash Flow
Free Cash Flow (1) ($75) M - $25 M
Adjusted Free Cash Flow
(ex. Restructuring and Transaction-Related Cash)
$100 M - $150 M
Adjusted EPS $4.04 - $5.52
Other Selected Items: 2013 Guidance
Depreciation and Amortization $270 M
Interest Payments $50 M
Cash Taxes
Operating $120 M - $140 M
Climate Transaction $20 M - $40 M
Restructuring Payments $75 M - $125 M
Capital Spending $250 M
(1) Free cash flow equal to cash from operating activities, less capital expenditures.
Includes $75-$125 million of restructuring and $50 million in taxes and fees, primarily related to Halla Visteon Climate Control transaction.

Summary
Significant value creation since 2012
Completed sale of Visteon Climate to Halla
Repurchased $175 million of Visteon shares since beginning of Q4 2012
Closed / divested several underperforming and non-core assets
Solid financial profile and balance sheet
Sales grow from $6.9 billion in 2012 to $8.2 billion in 2015
$218 million in net cash and $101 million of U.S. ABL availability
1.2x Debt / EBITDA and no significant debt maturities until 2019
2013 EBITDA forecasted to improve by ~$40 million versus 2012 on comparable basis
Strong portfolio of businesses
#2 climate player globally and one of only two “full-line” suppliers
Electronics is a growing business in an industry positioned for consolidation
Well-positioned in growing China markets through Yanfeng Visteon
China market leader with #1 position in seven key segments
Yanfeng sales have surpassed Visteon
Visteon Has Undertaken Significant Value-Creation Steps
as We Continue to Deliver on Our Strategic Plan

Q&A

May 30, 2013 Appendix

Reconciliation of Non-GAAP Financial Information
Sales
The Company defines
Adjusted Gross Margin as
gross margin, adjusted to
eliminate the impacts of
employee severance,
pension settlements, other
non-operating costs and
stock-based compensation
expense.
.
Adjusted Gross Margin
The Company defines
Adjusted SG&A as SG&A,
adjusted to eliminate the
impacts of employee
severance, pension
settlements, other non-
operating costs and stock-
based compensation
expense.
Adjusted SG&A
2012 2013
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr
Net sales, products (incl. discontinued operations) $1,856 $1,819 $1,656 $1,823 $7,154 $1,856
Less: Discontinued operations 139 126 32 - 297 -
Net sales, products $1,717 $1,693 $1,624 $1,823 $6,857 $1,856
2012 2013
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr
Gross margin (incl. discontinued operations) $150 $141 $133 $198 $622 $154
Less: Discontinued operations 16 13 4 - 33 -
Gross margin $134 $128 $129 $198 $589 $154
Less:
Employee severance, pension settlements and other (4) (2) - (11) (17) -
Subtotal ($4) ($2) $0 ($11) ($17)
$0
Adjusted gross margin $138 $130 $129 $209 $606 $154
2012 2013
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr
SG&A (incl. discontinued operations) $94 $90 $90 $102 $376 $56
Less: Discontinued operations 3 3 1 0 7 (30)
SG&A $91 $87 $89 $102 $369 $86
Less:
Employee severance, pension settlements and other 1 - 4 5 10 -
Stock-based compensation expense 7 6 6 5 24 6
Subtotal $8 $6 $10 $10 $34 $6
Adjusted SG&A $83 $81 $79 $92 $335 $80

Reconciliation of Non-GAAP Financial Information
(cont’d)
Adjusted EBITDA
Free Cash Flow and Adjusted Free Cash Flow
2012 2013 2013 FY Guidance
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr Low-end High-end
Adjusted EBITDA $143 $147 $134 $202 $626 $170 $620 $660
Interest expense, net 9 6 13 7 35 10 40 40
Provision for income taxes 27 42 33 19 121 (18) 85 50
Depreciation and amortization 64 67 64 63 258 67 270 270
Restructuring expense 41 1 2 35 79 20 125 75
Equity investment gain - (63) - - (63) - - -
Other income and expense 22 10 (9) 18 41 16 30 30
Other non-operating costs, net 5 2 5 15 27 - 15 15
Stock-based compensation expense 7 6 6 6 25 6 20 20
Discontinued operations net loss/(income) (3) 1 5 - 3 - - -
Net Income (loss) attributable to Visteon ($29) $75 $15 $39 $100 $69 $35 $160
2012 2013 2013 FY Guidance
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr Low-end High-end
Cash from (used by) operating activities $19 ($12) $156 $76 $239 $122 $175 $275
Less:  Capital expenditures 53 49 44 83 229 63 250 250
Free cash flow ($34) ($61) $112 ($7) $10 $59 ($75) $25
Reconciliations to Adjusted Free Cash Flow (ex. Restructuring and Transaction-Related Cash)
Free cash flow ($34) ($61) $112 ($7) $10 $59 ($75) $25
Exclude: Restructuring cash payments 38 3 2 3 46 15 125 75
Exclude: Transaction-related cash 22 7 6 11 46 21 50 50
Adjusted free cash flow $26 ($51) $120 $7 $102 $95 $100 $150

Reconciliations of Adjusted Net Income, Earnings per Share
and Adjusted Earnings per Share
2012 2013 2013 FY Guidance
(Dollars and Shares in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr Low-end High-end
Net income (loss) attributable to Visteon ($29) $75 $15 $39 $100 $69 $35 $160
Average shares outstanding, diluted 51.9 53.7 53.8 53.0 53.3 51.9 50.7 50.7
Earnings per share ($0.56) $1.40 $0.28 $0.74 $1.88 $1.33 $0.69 $3.16
Memo: Items Included in Net income (loss) attributable to Visteon
Restructuring expense (41) (1) (2) (35) (79) (20) (125) (75)
Equity investment gain - 63 - - 63 - - -
Other income and expense (22) (10) 9 (18) (41) (16) (30) (30)
Other non-operating costs, net (5) (2) (5) (15) (27) - (15) (15)
Taxes related to equity investment gain - (6) - - (6) - - -
Lighting net income / (loss) 3 (1) (5) - (3) - - -
Total ($65) $43 ($3) ($68) ($93) ($36) ($170) ($120)
Memo: Adjusted EPS
Net income (loss) attributable to Visteon ($29) $75 $15 $39 $100 $69 $35 $160
Items in net income (loss) attributable to Visteon (65) 43 (3) (68) (93) (36) (170) (120)
Adjusted net income (loss) $36 $32 $18 $107 $193 $105 $205 $280
Average shares outstanding, diluted 51.9 53.7 53.8 53.0 53.3 51.9 50.7 50.7
Adjusted earnings per share $0.69 $0.60 $0.33 $2.02 $3.62 $2.02 $4.04 $5.52

Comparing 2013 and 2012 Adjusted EBITDA
A Number of Items Should Be Considered
to Properly Compare 2012 and 2013 Adjusted EBITDA
Visteon’s 2012 recast Adjusted EBITDA totaled $626 million
Three additional items are noted in the chart below to allow for year-over-year comparisons:
R-TEK (sold in 2012): $3 million included in 2012 Adjusted EBITDA
HVCC non-controlling interest: In 2013, Visteon expects to incur additional NCI of approximately $10 million related to the Climate entities that were sold to Halla
Currency:  $15 million unfavorable currency impact in 2013
$628M
2012 Actual 2013 Guidance
$598M
($3M)
R-TEK
$25M
Equity-
Based
Comp
Expense
($10M)
NCI
Impact
of HVCC
Transaction
Y/Y Change in
Methodology
2012 Comparable
$626M
2012 Recast
($27M)
Lighting
Disc Ops
$620M - $660M
($15M)
Currency

Adjusted EBITDA Build-up by Product Group
2012 and Q1 2013 Product Group Adjusted EBITDA
2012 2013
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr
Adjusted EBITDA (excl. Equity in Affil., NCI)
Climate $99 $94 $100 $147 $440 $125
Electronics 25 26 16 42 109 26
Interiors 5 4 10 21 40 (4)
Central (10) (8) (12) (30) (60) (6)
Total $119 $116 $114 $180 $529 $141
Equity in Affiliates
Climate $1 $1 - $3 $5 $2
Electronics 3 4 5 6 18 4
Interiors 38 35 34 34 141 38
Central - - - - - -
Total $42 $40 $39 $43 $164 $44
Non-Controlling Interests
Climate ($16) ($9) ($18) ($20) ($63) ($14)
Electronics - - (1) - (1) -
Interiors (2) - - (1) (3) (1)
Central - - - - - -
Total ($18) ($9) ($19) ($21) ($67) ($15)
Adjusted EBITDA
Climate $84 $86 $82 $130 $382 $113
Electronics 28 30 20 48 126 30
Interiors 41 39 44 54 178 33
Central (10) (8) (12) (30) (60) (6)
Total $143 $147 $134 $202 $626 $170
(Dollars in Millions)

Reconciliation of Climate Financial Information
Climate
2012 2013
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr
Product Sales $1,023 $1,065 $1,024 $1,174 $4,286 $1,228
Gross Margin $89 $81 $89 $119 $378 $112
Employee Charges / Corp Severance - (1) - (8) (9) -
Adjusted Gross Margin $89 $82 $89 $127 $387 $112
% of Sales 8.7% 7.7% 8.7% 10.8% 9.0% 9.1%
SG&A
Product Line Specific and Allocated SG&A (35) (37) (35) (26) (133) (36)
Employee Charges / Corp Severance - - - - - -
Adjusted SG&A ($35) ($37) ($35) ($26) ($133) ($36)
Adjusted EBITDA
Adjusted Gross Margin $89 $82 $89 $127 $387 $112
Adjusted SG&A (35) (37) (35) (26) (133) (36)
Exclude D&A 45 49 46 46 186 49
Adjusted EBITDA (excl. Equity in Affil., NCI) $99 $94 $100 $147 $440 $125
% of Sales 9.7% 8.8% 9.8% 12.5% 10.3% 10.2%
Equity in Affiliates 1 1 - 3 5 2
Noncontrolling Interests (16) (9) (18) (20) (63) (14)
Adjusted EBITDA $84 $86 $82 $130 $382 $113
(Dollars in Millions)

Climate Product Group – Additional Q1 2013 Detail
Climate Product Group
(1) (2) (3)
Halla Reclasses/ Remove Halla Climate Halla Climate Climate Total
(Dollars in Millions)
KIFRS Adjustments Elect. / Inter. Product Group Product Group Non-Halla Eliminations Climate
Product Sales $1,145 ($3) ($32) $1,110 $1,110 $179 ($61) $1,228
COGS (968) (74) 29 (1,013) (1,013) (164) 61 (1,116)
Adjusted Gross Margin $177 ($77) ($3) $97 $97 $15 - $112
Adjusted SG&A (105) 76 - (29) (29) (7) - (36)
Operating Income $72 ($1) ($3) $68 $68 $8 - $76
Other Income 18 (18) - - - - - -
D&A 33 12 (1) 44 44 5 - 49
EBITDA $123 ($7) ($4) $112 $112 $13 - $125
Equity in Affiliates - - - - - 2 - 2
Non-Controlling Interest (3) (10) - (13) (13) (1) - (14)
Adjusted EBITDA $120 ($17) ($4) $99 $99 $14 - $113
Percent of Sales
Adjusted EBITDA
Ex. Eq. Aff. And NCI 10.7% 10.1% 10.1% 7.3% 10.2%
Incl. Eq. Aff. And NCI 10.5% 8.9% 8.9% 7.8% 9.2%
(2) - Halla K-IFRS reporting includes electronics and interiors plants that are excluded from Visteon's climate segment and included in Visteon's respective segments.
(3) - Q1 2013 Climate non-Halla includes:
a.  Entities within HVCC transaction scope represent approximately $11M in Adjusted EBITDA, expected to transact in Q2.
b.  Entities excluded from HVCC transaction scope represent approximately $3M in Adjusted EBITDA.
(1) - Reclasses/adjustments  include reclassifications  for engineering, freight, and hedging impact presentation variances, differences in depreciation/amortization in connection with asset values established in fresh-start accounting under US GAAP, and other US GAAP/policy and timing differences.

Reconciliation of Electronics Financial Information
Electronics
2012 2013
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr
Product Sales $329 $304 $304 $337 $1,274 $365
Gross Margin $29 $33 $23 $53 $138 $37
Employee Charges / Corp Severance - - - (2) (2) -
Cadiz Non-Operating Costs (4) - - 3 (1) -
Adjusted Gross Margin $33 $33 $23 $52 $141 $37
% of Sales 10.0% 10.9% 7.6% 15.4% 11.1% 10.1%
SG&A
Product Line Specific and Allocated SG&A (16) (15) (15) (17) (63) (18)
Employee Charges / Corp Severance - - - - - -
Adjusted SG&A ($16) ($15) ($15) ($17) ($63) ($18)
Adjusted EBITDA
Adjusted Gross Margin $33 $33 $23 $52 $141 $37
Adjusted SG&A (16) (15) (15) (17) (63) (18)
Exclude D&A 8 8 8 7 31 7
Adjusted EBITDA (excl. Equity in Affil., NCI) $25 $26 $16 $42 $109 $26
% of Sales 7.6% 8.6% 5.3% 12.5% 8.6% 7.1%
Equity in Affiliates 3 4 5 6 18 4
Noncontrolling Interests - - (1) - (1) -
Adjusted EBITDA $28 $30 $20 $48 $126 $30

Combined Electronics (Consolidated + Non-Consolidated)
Q1 2013 Electronics Financial Detail
Note:  Includes all Electronics non-consolidated joint ventures.  Estimates only, not purported to be U.S. GAAP.
(1) Includes eliminations.
(1)
Combined
Electronics
Including
Non-Consolidated Non-Consol.
(Dollars in Millions)
Electronics Affiliates Affiliates
Product Sales $365 $212 $530
Gross Margin $37 $19 $56
Employee Charges / Corp Severance - - -
Cadiz Non-Operating Costs - - -
Adjusted Gross Margin $37 $19 $56
% of Product Sales 10.1% 9.1% 10.6%
SG&A
Product Line Specific and Allocated SG&A ($18) ($5) ($23)
Employee Charges / Corp Severance - - -
Adjusted SG&A ($18) ($5) ($23)
Adjusted EBITDA
Adjusted Gross Margin $37 $19 $56
Adjusted SG&A (18) (5) (23)
Exclude D&A 7 4 11
Adjusted EBITDA (excl. Equity in Affil., NCI) $26 $18 $44
% of Adjusted Sales 7.1% 8.4% 8.3%

Reconciliation of Interiors Financial Information
Interiors
2012 2013
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr
Product Sales $393 $352 $307 $336 $1,388 $317
Gross Margin $16 $14 $17 $27 $74 $5
Employee Charges / Corp Severance - (1) - (3) (4) -
Adjusted Gross Margin $16 $15 $17 $30 $78 $5
% of Sales 4.1% 4.3% 5.5% 8.9% 5.6% 1.6%
SG&A
Product Line Specific and Allocated SG&A (19) (18) (15) (17) (69) (17)
Employee Charges / Corp Severance - - - - - -
Adjusted SG&A ($19) ($18) ($15) ($17) ($69) ($17)
D&A 8 7 8 8 31 8
Adjusted D&A $8 $7 $8 $8 $31 $8
Adjusted EBITDA
Adjusted Gross Margin $16 $15 $17 $30 $78 $5
Adjusted SG&A (19) (18) (15) (17) (69) (17)
Adjusted D&A 8 7 8 8 31 8
Adjusted EBITDA (excl. Equity in Affil., NCI) $5 $4 $10 $21 $40 ($4)
% of Sales 1.3% 1.1% 3.3% 6.3% 2.9% (1.3%)
Equity in Affiliates, excluding YFJC gain 38 35 34 34 141 38
Noncontrolling Interests (2) - - (1) (3) (1)
Adjusted EBITDA $41 $39 $44 $54 $178 $33

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